 PARAMETRIC EMERGING MARKETS FUND
PARAMETRIC INTERNATIONAL EQUITY FUND
Supplement to Summary Prospectuses, Prospectus and
Statement of Additional Information dated June 1, 2026,
as may be supplemented and/or revised from time to time

Effective July 17, 2026, Gregory J. Liebl, CFA, Jennifer Mihara and Jennifer Sireklove, CFA will continue to serve as portfolio managers of Parametric Emerging Markets Fund and Parametric International Equity Fund (the “Funds”). All references to other portfolio managers of the Funds are removed from the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information.

July 7, 2026	48690-00 7.7.26